Putnam
OTC &
Emerging
Growth Fund

ANNUAL REPORT
July 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "When blue-chips soared, stocks of small companies sagged. But when the smoke clears and the next market cycle takes over, the small caps may finally have their day."

                    --  Forbes, May 5, 1997

* "Small companies are turning in earnings gains at a clip their bigger brothers should envy. . . . The newfound earnings growth advantage has contributed to a broad-based small-stock price advance that few analysts believe will be stymied. . . . Many analysts figure small stocks haven't reached vertiginous valuations and face less selling pressure should inflation fears continue to well up . . ."

                      "Solid Profits Are Stoking Small Stocks"
                   -- The Wall Street Journal, August 11, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

20 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Investors who seek the potentially above-average returns offered by small and midsize companies and believe Putnam OTC & Emerging Growth Fund represents an excellent means of gaining exposure to them may soon begin reaping the rewards of their patience. Even as fiscal 1997 was drawing to a close, the stocks of these companies at last began showing signs of gathering strength.

The wait for a turnaround in this market has been excruciating, especially as these stocks were plagued with underperformance while the blue chips soared to record-breaking heights. Your fund's managers, Michael Mufson and Steven Kirson, believe all the pieces are now in place for the stocks of smaller high-growth companies to begin a recovery. They have positioned the portfolio to take what they believe will be maximum advantage of such an environment.

In the following report, Mike and Steve talk about the strategy they pursued during the fiscal year and profile a number of the portfolio companies they consider especially attractive. Then they take a look at prospects for the fiscal year that has just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 17, 1997



Report from the Fund Managers
Michael J. Mufson
Steven L. Kirson

A famous American industrialist once said that trouble is only opportunity in work clothes. As we look back on the factors that influenced the performance of Putnam OTC & Emerging Growth Fund during the first nine months of fiscal 1997, we'd have to agree.

The July 1996 stock market decline set the stage for further volatility and disappointing performance for the stocks of smaller high-growth companies in which your fund invests. From August through April, investor sentiment continued to favor larger, more stable companies over aggressive small-company and emerging-growth stocks. And when the Dow Jones Industrial Average and the S&P 500(registered trademark) soared to record levels, these stocks failed to follow suit -- even as the business fundamentals and earnings growth in the small-stock arena remained strong.

As the price-to-earnings ratios of large-company stocks hit levels that many industry pundits saw as unsustainable, valuations on small-company stocks reached near-record lows. Nevertheless, we were not disheartened. Opportunity was knocking. For most of the fiscal year that ended on July 31, 1997, we kept the fund fully invested, taking advantage of the attractive prices to upgrade the quality of stocks in the portfolio.

As a result, when small-company stocks finally shook off their extended period of underperformance starting in April, your fund was well positioned to participate fully in the ensuing rally. For the 12 months ended July 31, 1997, your fund's class A shares posted a gain of 16.33% at net asset value and 9.66% at public offering price. For results of other share classes and longer-term performance details, please turn to pages 9 and 10 of this report.

* TECHNOLOGY REMAINS TOP INDUSTRY SECTOR, "YEAR 2000" EMERGES AS THEME

To be considered for inclusion in the fund's portfolio, a company must demonstrate leadership within a dynamic new industry or -- if operating within an established industry -- show a pattern of increased market share through new products or innovative services. The technology sector includes more companies that meet our criteria than any other industry sector and consequently tends to dominate the portfolio, comprising roughly 31% of net assets at the fiscal year's end.

While our security selection process is a bottom-up one -- that is, we carefully research and review portfolio candidates on a stock-by-stock basis -- themes or trends occasionally emerge. Over the course of the fiscal year, we have made a significant focus on the "Year 2000" dilemma. Many software applications and computer systems are not equipped to register dates after December 31, 1999, and therefore pose a huge problem that many organizations must address. In order to prevent the loss of essential data, applications, and hardware, companies are looking for ways to reprogram existing systems, replace soon-to-be outdated software and hardware, or devise a combined solution.

Companies that can help corporations not only fix their problem but also provide support and infrastructure to carry them beyond the year 2000 stand to profit handsomely. Compuware Corp., Viasoft, Inc., Aspect Development, Inc., and Remedy Corp. are just a few of the fund holdings we consider well-positioned to benefit from this opportunity. While these securities and others discussed in this report were viewed favorably during the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software                         13.0%

Computer services                         12.2%

Business services                          7.5%

Telecommunications equipment               5.5%

Computer equipment                         5.4%

Footnote reads:
*Based on net assets as of 7/31/97. Holdings will vary over time.


* INFORMATION TECHNOLOGY TRAINING BECOMES A BUSINESS SERVICES TREND

Business services is the second largest industry sector in your fund's portfolio. Within this realm, information technology training -- both computer- and classroom-based education -- has become big business. As corporate America has downsized, job security has become a comfort of the past. Having the necessary technological skills to find gainful employment or change industries is of paramount concern to most people.

We believe companies that can help employees expand their knowledge are poised for long-term profitability. Over the course of the fiscal year, we invested heavily in industry leaders such as Learning Tree International, Inc., which offers classroom-based information technology training, and CBT Group, which offers computer-based training. Both holdings contributed to your fund's solid performance. Other stocks that have proved their potential include for-profit schools geared toward working adults, such as Apollo Group, Inc., Computer Learning Corp., and Strayer Education, Inc.

* EMERGING GROWTH OPPORTUNITIES FOUND IN MANY SECTORS

In the consumer area, we have selectively increased the fund's exposure to retail stocks geared toward the changing priorities of baby boomers. In addition to saving for retirement and children's education, focusing on the home is a high priority for boomers. Houseware specialty retailers in the portfolio, such as Bed, Bath & Beyond, Inc. and Williams-Sonoma, Inc., have performed well.

Deregulation has been a catalyst for change, consolidation, and profit in many sectors such as telecommunications, radio broadcasting, and billboard advertising. Many regional Bell operating companies are in the process of upgrading infrastructure and equipment to remain competitive. Tellabs Inc. and Advanced Fibre Communications, two fund holdings that supply products and equipment to the regional Bells, witnessed attractive growth over the fiscal year. Clear Channel Communications, Inc. and Outdoor Systems, Inc. are two top-performing holdings that are leaders in radio broadcasting and billboard advertising, respectively. New-age media have also become a hotbed of opportunity for the fund with stocks such as America Online, Inc. leading the charge.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Compuware Corp.
Computer software

Keane, Inc.
Computer services

Electronics for Imaging, Inc.
Computer equipment

Citrix Systems, Inc.
Computer software

Advanced Fibre Communications
Telecommunications equipment

FIRSTPLUS Financial Group, Inc.
Financial services

America Online, Inc.
Computer services

McAfee Associates, Inc.
Computer software

Viasoft, Inc.
Computer software

Technology Solutions Co.
Computer services

Footnote reads:
These holdings represent 22.8% of the fund's net assets as of 7/31/97. Portfolio holdings will vary over time.

We trimmed back the fund's health-care exposure slightly and have become more selective in the areas we have chosen to emphasize. A key focus is on service-oriented companies that are capitalizing on the outsourcing trend now sweeping across most industries. For example, Quintiles Transnational Corp. and Parexel International Corp. are two companies that provide contract research services on an outsourcing basis to pharmaceutical corporations.

Physician practice management groups -- the physicians' response to health maintenance organizations -- are now coming into their own. Phycore, the leader in multi-specialty practice management, is experiencing strong earnings growth, as are CRA Managed Care, Inc. and OccuSystems Inc., two fund holdings specializing in workers' compensation.

*EMERGING-GROWTH STOCKS MAY BE POised FOR SUSTAINED GROWTH

As we enter fiscal 1998, our outlook for emerging growth stocks appears more favorable than it has been in some time. Valuations and earnings growth potential are quite attractive when compared to that of larger-capitalization stocks. It is also fair to say that earnings growth may well become more difficult for larger corporations to achieve, particularly given the late stage of the current economic expansion. Should this occur, investor interest is likely to shift back once again to small, emerging growth companies that have the potential to post better-than-expected earnings, thereby providing solid appreciation potential for many of your fund's holdings.

Of course, should a downward trend in the broad stock market take hold as a result of interest-rate and inflation fears, small-company stocks will likely decline right along with their large-cap brethren. However, given that valuations in the small-cap universe are already near historic lows, emerging-growth stocks may experience less selling pressure than blue chips. In any case, whatever the market brings, we will hold true to the fund's objective and search for the brightest emerging growth available.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small to medium-size companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam OTC & Emerging Growth Fund is designed for investors seeking above-average growth potential through investments in common stocks of small- to medium-size emerging growth companies.

TOTAL RETURN FOR PERIODS ENDED 7/31/97
                                Class A         Class B        Class M
                               (11/1/82)       (7/15/93)      (12/2/94)
                              NAV     POP     NAV    CDSC    NAV     POP
-----------------------------------------------------------------------------
1 year                      16.33%   9.66%  15.49%  10.49%  15.78%  11.74%
-----------------------------------------------------------------------------
5 years                    187.28  170.83  176.76  174.76  180.08  170.27
Annual average              23.50   22.05   22.58   22.44   22.87   22.00
-----------------------------------------------------------------------------
10 years                   309.95  286.31  277.31  277.31  286.94  273.31
Annual average              15.15   14.47   14.20   14.20   14.49   14.08
-----------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/97
                                               Russell 2000      Consumer
                                                  Index         Price Index
-----------------------------------------------------------------------------
1 year                                            33.39%           2.23%
-----------------------------------------------------------------------------
5 years                                          130.17           14.23
Annual average                                   18.15            2.70
-----------------------------------------------------------------------------
10 years                                         192.35           41.04
Annual average                                    11.32            3.50
-----------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. One-, five-, and ten-year (when available) and life-of-fund returns for class B shares reflect the applicable contingent deferred sales charges
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/31/97

Plot points read:

Date           Fund at POP   Russell 2000 Index   Consumer Price Index
7/31/87           9426            10000                  10000
7/31/88           8505             9020                  10413
7/31/89          10747            10669                  10931
7/31/90          11538            10111                  11459
7/31/91          12276            11093                  11968
7/31/92          13446            12702                  12346
7/31/93          17874            15681                  12689
7/31/94          18737            16404                  13040
7/31/95          28353            20501                  13401
7/31/96          33205            21917                  13796
7/31/97          38628            29235                  14104

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $37,731 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $38,694 ($37,331 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97
                             Class A         Class B         Class M
-----------------------------------------------------------------------------
Distributions (number)          1               1               1
-----------------------------------------------------------------------------
Income                         --              --              --
-----------------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------------
Long-term                    $1.078          $1.078          $1.078
-----------------------------------------------------------------------------
Short-term                     --              --              --
-----------------------------------------------------------------------------
  Total                      $1.078          $1.078          $1.078
-----------------------------------------------------------------------------
Share value:              NAV     POP          NAV         NAV     POP
-----------------------------------------------------------------------------
7/31/96                 $14.80  $15.70       $14.41       14.66   15.19
-----------------------------------------------------------------------------
7/31/97                  16.02   17.00        15.45       15.78   16.35
-----------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
                               Class A          Class B           Class M
                             NAV     POP      NAV     CDSC      NAV     POP
-----------------------------------------------------------------------------
1 year                     -7.73%  -13.06%   8.43%  -12.68%   -8.17%  -11.39%
-----------------------------------------------------------------------------
5 years                   184.20   167.92  173.81   171.81   176.93   167.29
Annual average             23.23    21.79   22.32    22.14    22.60    21.73
-----------------------------------------------------------------------------
10 years                  295.19   272.66  263.78   263.78   272.72   259.63
Annual average             14.73    14.06   13.78    13.78    14.06    13.65
-----------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Russell 2000 Index is an unmanaged list of common stocks that is frequently used as a measure of the performance of small company stocks. It assumes reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Overseas Growth Fund

+ Closed to new investors. Some exceptions may apply.
  Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended July 31, 1997

To the Trustees and Shareholders of
Putnam OTC & Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam OTC & Emerging Growth Fund, formerly Putnam OTC Emerging Growth Fund, including the portfolio of investments owned, as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam OTC & Emerging Growth Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
September 12, 1997





Portfolio of investments owned
July 31, 1997


COMMON STOCKS (98.6%) *
NUMBER OF SHARES                                                                                       VALUE

Advertising (1.8%)
------------------------------------------------------------------------------------------------------------
        545,400  Lamar Advertising Co. +                                                      $   15,237,113
      1,270,838  Outdoor Systems, Inc. +                                                          33,677,194
        509,200  Universal Outdoor Holdings, Inc. +                                               18,522,150
                                                                                              --------------
                                                                                                  67,436,457

Agriculture (1.1%)
------------------------------------------------------------------------------------------------------------
        200,000  Dekalb Genetics Corp. Class B                                                    15,287,500
        626,597  Delta & Pine Land Co.                                                            23,810,686
                                                                                              --------------
                                                                                                  39,098,186

Apparel (0.9%)
------------------------------------------------------------------------------------------------------------
        409,000  St. John Knits, Inc.                                                             18,609,500
        672,478  The North Face, Inc. + [SECTION MARK]                                            14,542,337
                                                                                              --------------
                                                                                                  33,151,837

Automotive (0.9%)
------------------------------------------------------------------------------------------------------------
      1,018,023  Budget Group, Inc. + [SECTION MARK]                                              31,813,219

Broadcasting (4.4%)
------------------------------------------------------------------------------------------------------------
        500,000  Chancellor Broadcasting Corp. Class A +                                          20,625,000
        755,533  Clear Channel Communications, Inc. +                                             47,031,929
        164,700  Emmis Broadcasting Corp. Class A +                                                7,020,338
        523,327  Evergreen Media Corp. Class A +                                                  24,073,042
        675,067  Jacor Communications, Inc. +                                                     28,943,498
        248,000  SFX Broadcasting, Inc. Class A +                                                 14,539,000
        415,148  Univision Communications Inc. Class A +                                          17,851,364
                                                                                              --------------
                                                                                                 160,084,171

Business Services (7.5%)
------------------------------------------------------------------------------------------------------------
        257,300  Abacus Direct Corp. +                                                             7,719,000
        665,913  Accustaff, Inc. +                                                                18,146,129
        999,800  Affiliated Computer Services, Inc. Class A +                                     27,119,575
      1,337,952  Caribiner International., Inc. + [SECTION MARK]                                  48,668,004
        325,100  Corestaff, Inc. +                                                                10,078,100
        389,800  First USA Paymentech, Inc. +                                                     11,206,750
        436,900  Forrester Research, Inc. +                                                       12,997,775
        587,700  Interim Services Inc. +                                                          26,777,081
      1,451,935  PMT Services, Inc. +                                                             23,775,436
        903,201  Precision Response Corp. +                                                       10,273,911
        758,600  Robert Half International, Inc. +                                                41,770,413
        571,118  Snyder Communications, Inc. +                                                    17,704,658
         25,000  Sykes Enterprises, Inc. +                                                           629,688
        817,513  TeleTech Holdings Inc. +                                                         16,350,260
                                                                                              --------------
                                                                                                 273,216,780

Computer Equipment (5.4%)
------------------------------------------------------------------------------------------------------------
        370,000  Avid Technology, Inc. +                                                          12,718,750
      1,533,023  Discreet Logic, Inc. + [SECTION MARK]                                            40,816,738
      1,717,475  Electronics for Imaging, Inc. +                                                  94,461,125
        682,640  Encad, Inc. + [SECTION MARK]                                                     24,660,370
        341,900  Pinnacle Systems, Inc. +                                                          8,803,925
        488,119  Splash Technology Holdings, Inc. + [SECTION MARK]                                17,938,373
                                                                                              --------------
                                                                                                 199,399,281

Computer Services (12.2%)
------------------------------------------------------------------------------------------------------------
      1,199,361  America Online, Inc. +                                                           80,956,868
         55,600  Aris Corp. +                                                                      1,501,200
        250,000  Ciber, Inc. +                                                                     8,781,250
        596,800  Claremont Technology Group, Inc. + [SECTION MARK]                                 8,280,600
         72,000  Complete Business Solutions, Inc. +                                               1,996,500
      1,295,957  Computer Management Sciences + [SECTION MARK]                                    25,595,151
        690,000  Cotelligent Group, Inc. + [SECTION MARK]                                         12,075,000
        797,500  Information Management Resources, Inc. + [SECTION MARK]                          25,121,250
      1,578,836  Keane, Inc. +                                                                    96,506,351
        931,886  Metzler Group, Inc. + [SECTION MARK]                                             31,451,153
        557,048  The Registry, Inc. +                                                             28,200,555
        591,538  Renaissance Solutions, Inc. + [SECTION MARK]                                     23,513,636
        267,000  Romac International, Inc. +                                                       9,945,750
        278,868  Superior Consultant Holdings Corp. + [SECTION MARK]                              10,039,248
      1,475,800  Technology Solutions Co. + [SECTION MARK]                                        57,925,150
      1,056,300  Whittman-Hart, Inc. + [SECTION MARK]                                             27,199,725
                                                                                              --------------
                                                                                                 449,089,387

Computer Software (13.0%)
------------------------------------------------------------------------------------------------------------
        343,279  Arbor Software Corp. +                                                           14,760,997
        559,467  Aspect Development, Inc. + [SECTION MARK]                                        18,392,478
      1,880,373  Citrix Systems, Inc. + [SECTION MARK]                                            89,082,671
      1,781,673  Compuware Corp. +                                                               110,241,017
        273,549  Documentum, Inc. +                                                                9,061,311
        340,366  Electronic Arts, Inc. +                                                          11,402,261
         13,700  Great Plains Software, Inc. +                                                       366,475
        453,102  Legato Systems, Inc. +                                                           11,100,999
      1,179,875  McAfee Associates, Inc. +                                                        76,913,102
        338,676  Micro Focus Group PLC ADR (United Kingdom) +                                      9,144,252
        221,763  Peregrine Systems, Inc. +                                                         3,465,047
        397,699  Peritus Software Services, Inc. +                                                10,141,325
        448,513  Remedy Corp. +                                                                   19,510,316
        209,142  Security Dynamics Technologies, Inc. +                                            8,731,679
        137,585  Siebel Systems, Inc. +                                                            4,677,890
        589,000  Vantive Corp. +                                                                  18,406,250
      1,002,343  Viasoft, Inc. + [SECTION MARK]                                                   60,641,752
         37,100  Wind River Systems                                                                1,548,925
                                                                                              --------------
                                                                                                 477,588,747

Correctional Facilities (0.4%)
------------------------------------------------------------------------------------------------------------
        300,300  Corrections Corp. +                                                              13,307,044

Education Services (4.5%)
------------------------------------------------------------------------------------------------------------
        200,000  Apollo Group, Inc. Class A +                                                      7,425,000
        695,400  CBT Group PLC ADR (Ireland) +                                                    46,070,250
        465,000  Computer Learning Centers, Inc. + [SECTION MARK]                                 22,261,875
        909,203  Education Management Corp. + [SECTION MARK]                                      26,139,586
        386,678  Learning Tree International, Inc. +                                              15,757,129
        851,100  Strayer Education, Inc. [SECTION MARK]                                           31,916,250
        360,380  Sylvan Learning Systems, Inc. +                                                  14,054,820
                                                                                              --------------
                                                                                                 163,624,910

Electronics and Electrical Equipment (3.5%)
------------------------------------------------------------------------------------------------------------
        364,929  Act Manufacturing, Inc. +                                                        13,912,918
        909,000  Advanced Lighting Technologies, Inc. + [SECTION MARK]                            22,952,250
        450,000  Elexsys International, Inc. +                                                    10,575,000
        468,765  Flextronics International Ltd. +                                                 14,707,502
        312,500  Hadco Corp. +                                                                    20,605,469
        453,250  Sanmina Corp. +                                                                  33,257,219
        191,500  Uniphase Corp. +                                                                 13,069,875
                                                                                              --------------
                                                                                                 129,080,233

Energy Related (1.6%)
------------------------------------------------------------------------------------------------------------
        393,711  AES Corp. +                                                                      31,103,169
        704,400  CalEnergy, Inc. +                                                                28,396,125
                                                                                              --------------
                                                                                                  59,499,294

Environmental Control (2.0%)
------------------------------------------------------------------------------------------------------------
        425,000  American Disposal Services, Inc. + [SECTION MARK]                                12,325,000
        245,647  Memtec Ltd. ADR (Australia)                                                       6,755,293
      1,300,000  Philip Services Corp. (Canada) +                                                 19,337,500
        863,997  U.S. Filter Corp. +                                                              26,081,909
        184,500  United Waste Systems, Inc. +                                                      7,887,375
                                                                                              --------------
                                                                                                  72,387,077
Financial Services (4.3%)
------------------------------------------------------------------------------------------------------------
        125,100  AmeriTrade Holding Corp. Class A +                                                1,923,413
        175,000  Finova Group, Inc.                                                               15,793,750
      1,810,800  FIRSTPLUS Financial Group, Inc. + [SECTION MARK]                                 82,617,750
        320,500  Metris Companies Inc.                                                            14,542,688
        565,321  Sirrom Capital Corp.                                                             21,623,528
      1,260,400  Southern Pacific Funding Corp. + [SECTION MARK]                                  21,584,350
                                                                                              --------------
                                                                                                 158,085,479
Funeral/Cemetery Services (0.9%)
------------------------------------------------------------------------------------------------------------
        835,000  Equity Corporation International +                                               20,092,188
        314,800  Stewart Enterprises, Inc. Class A                                                13,615,100
                                                                                              --------------
                                                                                                  33,707,288

Health Care Information Systems (1.6%)
------------------------------------------------------------------------------------------------------------
        742,058  HBO & Co. (United States)                                                        57,416,738

Hospital Management (0.8%)
------------------------------------------------------------------------------------------------------------
        250,000  Health Management Assoc., Inc. +                                                  7,984,375
        700,134  National Surgery Centers, Inc. + [SECTION MARK]                                  22,316,771
                                                                                              --------------
                                                                                                  30,301,146

Lodging (3.1%)
------------------------------------------------------------------------------------------------------------
        346,219  Doubletree Corp. +                                                               14,541,198
      1,361,354  Extended Stay America, Inc. +                                                    21,951,833
        802,900  Fine Host Corp. + [SECTION MARK]                                                 24,287,725
        188,300  Four Seasons Hotel (Canada)                                                       6,293,928
        282,845  Promus Hotel Corp. +                                                             11,119,344
        885,688  Signature Resorts, Inc. +                                                        34,098,988
                                                                                              --------------
                                                                                                 112,293,016

Medical Management Services (2.8%)
------------------------------------------------------------------------------------------------------------
        259,750  CRA Managed Care, Inc. +                                                         13,409,594
        236,500  OccuSystems, Inc. +                                                               6,740,250
        510,750  Pediatrix Medical Group, Inc. +                                                  22,121,859
        402,291  Phycor, Inc. +                                                                   13,476,749
        526,811  Renal Care Group, Inc. +                                                         15,277,505
        521,000  Renal Treatment Centers, Inc. +                                                  15,369,500
        352,500  Total Renal Care Holdings, Inc. +                                                14,540,625
                                                                                              --------------
                                                                                                 100,936,082

Medical Supplies and Devices (2.3%)
------------------------------------------------------------------------------------------------------------
        780,843  Cooper Companies, Inc. +                                                         21,863,604
        380,000  Cytyc Corp. +                                                                     8,882,500
        272,120  Henry Schein, Inc. +                                                             10,068,440
        564,629  NCS HealthCare, Inc. Class A + [SECTION MARK]                                    15,880,191
        472,552  Neuromedical Systems, Inc. +                                                      1,919,743
        830,800  Omnicare, Inc.                                                                   24,456,675
                                                                                              --------------
                                                                                                  83,071,153
Nursing Homes (0.6%)
------------------------------------------------------------------------------------------------------------
        522,900  Alternative Living Services, Inc. +                                              11,275,031
        823,800  Assisted Living Concepts Inc. + [SECTION MARK]                                   12,562,950
                                                                                              --------------
                                                                                                  23,837,981

Pharmaceuticals and Biotechnology (2.9%)
------------------------------------------------------------------------------------------------------------
        200,000  Dura Pharmaceuticals, Inc. +                                                      7,800,000
        221,900  Incyte Pharmaceuticals                                                           14,975,115
        307,000  Jones Medical Industries, Inc.                                                    9,094,875
        245,000  La Jolla Pharmaceutical Co. +                                                       964,688
        358,500  Medicis Pharmaceutical Corp. Class A +                                           16,177,313
        926,800  Parexel International Corp. + [SECTION MARK]                                     35,681,800
        306,940  Quintiles Transnational Corp. +                                                  23,135,603
                                                                                              --------------
                                                                                                 107,829,394

Restaurants (0.7%)
------------------------------------------------------------------------------------------------------------
        225,000  Dave & Buster's, Inc. +                                                           7,171,875
        394,829  Landry's Seafood Restaurants, Inc. +                                             10,068,140
        302,747  Papa Johns International, Inc. +                                                  9,990,651
                                                                                              --------------
                                                                                                  27,230,666

Retail (5.3%)
------------------------------------------------------------------------------------------------------------
      1,424,534  Bed Bath & Beyond, Inc. +                                                        47,008,964
        677,600  Coldwater Creek Inc. + [SECTION MARK]                                            18,125,800
         89,166  CompUSA, Inc. +                                                                   2,396,336
        972,426  Consolidated Stores Corp. +                                                      39,140,147
        723,436  Dollar Tree Stores, Inc. +                                                       30,203,453
        503,200  Linens 'N Things, Inc.                                                           14,152,500
        916,251  Petco Animal Supplies, Inc. +                                                    24,280,652
        459,252  Williams-Sonoma, Inc. +                                                          19,833,946
                                                                                              --------------
                                                                                                 195,141,798

Semiconductors (4.2%)
------------------------------------------------------------------------------------------------------------
        459,299  Aetrium, Inc. +                                                                   9,071,155
        317,810  ASM Lithography Holding N.V. (Netherlands) +                                     25,742,610
        497,400  Benchmarq Microelectronics, Inc. + [SECTION MARK]                                11,191,500
         80,100  CFM Technologies, Inc. + [SECTION MARK]                                          2,082,600
        672,183  Credence Systems Corp. +                                                         22,854,222
        140,000  Cymer, Inc. +                                                                    10,220,000
        518,487  Maxim Integrated Products, Inc.                                                  35,840,414
        514,400  Micrel, Inc. + [SECTION MARK]                                                    33,757,500
         50,000  Photronics, Inc. +                                                                2,731,250
                                                                                              --------------
                                                                                                 153,491,251

Specialty Consumer Products (2.5%)
------------------------------------------------------------------------------------------------------------
      1,053,778  Blyth Industries, Inc. +                                                         37,870,147
      1,039,200  Central Garden and Pet Co. +                                                     26,759,400
        802,647  Guitar Center, Inc. +                                                            16,855,587
        280,900  Rexall Sundown, Inc. +                                                           10,042,175
                                                                                              --------------
                                                                                                  91,527,309
Telecommunication Equipment (5.5%)
------------------------------------------------------------------------------------------------------------
      1,250,933  Advanced Fibre Communications +                                                  87,408,943
        367,200  Aspect Telecommunications Corp. +                                                 7,762,838
        347,407  ADC Telecommunications Inc. +                                                    14,026,558
        300,000  Natural Microsystems Corp. + [SECTION MARK]                                      10,500,000
      1,050,000  Premisys Communications, Inc. +                                                  21,508,594
        353,000  Tekelec +                                                                        21,709,500
        653,298  Tellabs, Inc. +                                                                  39,116,218
                                                                                              --------------
                                                                                                 202,032,651
Telecommunication Services (1.9%)
------------------------------------------------------------------------------------------------------------
        549,588  Brooks Fiber Properties, Inc. +                                                  20,678,907
        251,227  McLeod, Inc. Class A +                                                            8,635,928
        351,500  Qwest Communications International, Inc. +                                       10,940,438
      1,277,800  Tel-Save Holdings, Inc. +                                                        21,722,600
        216,200  Teleport Communications Group Inc. Class A +                                      8,512,875
                                                                                              --------------
                                                                                                  70,490,748
                                                                                              --------------
                 Total Common Stocks (cost $2,738,406,789)                                    $3,616,169,323

SHORT-TERM INVESTMENTS (3.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $34,000,000  Federal Home Loan Mortgage Corp. for an
                   effective yield of 5.38%, August 7, 1997                                   $   33,969,514
     24,000,000  IBM Credit Corporation for an effective yield of
                   5.50%, August 22, 1997                                                         23,923,000
     27,636,000  Metlife Funding, Inc. for an effective yield of 5.53%,
                   August 12, 1997                                                                27,589,303
     56,613,000  Interest in $204,956,000 joint repurchase
                   agreement dated July 31,1997 with UBS
                   Securities due August 1, 1997 with respect
                   to various U.S. Treasury obligations -- maturity
                   value of $56,622,058 for an effective
                   yield of 5.76%                                                                 56,622,058
                                                                                              --------------
                 Total Short-Term Investments (cost $141,755,333)                                142,103,875
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $2,880,162,122) ***                                  $3,758,273,198
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $3,668,241,528.

*** The aggregate identified cost on a tax basis is $2,905,639,504, resulting in gross unrealized appreciation and depreciation of $921,152,794 and $68,519,100, respectively, or net unrealized appreciation of $852,633,694.

  +  Non-income-producing security.

[SECTION MARK]  Affiliated Companies (Note 5)

ADR after the name of a foreign holding stands for American
Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,880,162,122) (Note 1)                                            $3,758,273,198
---------------------------------------------------------------------------------------------------
Cash                                                                                        940,672
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                           241,564
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   24,232,811
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           21,328,677
---------------------------------------------------------------------------------------------------
Total assets                                                                          3,805,016,922

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        109,120,804
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               21,092,475
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,656,332
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,848,721
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                39,256
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,070
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,495,812
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    1,518,924
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       136,775,394
---------------------------------------------------------------------------------------------------
Net assets                                                                           $3,668,241,528

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,094,748,669
---------------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                                     (6,175)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                               (304,612,042)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              878,111,076
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $3,668,241,528

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,271,205,970 divided by 141,772,163 shares)                                               $16.02
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.02)*                                      $17.00
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,116,848,622 divided by 72,303,391 shares)**                                              $15.45
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($177,324,615 divided by 11,240,228 shares)                                                  $15.78
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.78)*                                      $16.35
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($102,862,321 divided by 6,396,138 shares)                                                   $16.08
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (including dividend income of $178,844 from investments
in affiliated issuers) (Note 5)                                                       $  1,444,606
--------------------------------------------------------------------------------------------------
Interest                                                                                 8,005,368
--------------------------------------------------------------------------------------------------
Total investment income                                                                  9,449,974
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                        16,218,672
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           7,145,613
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           95,520
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            38,655
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    4,597,964
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    8,758,756
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      852,109
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    507,290
--------------------------------------------------------------------------------------------------
Registration fees                                                                          527,512
--------------------------------------------------------------------------------------------------
Auditing                                                                                    55,185
--------------------------------------------------------------------------------------------------
Legal                                                                                       41,023
--------------------------------------------------------------------------------------------------
Postage                                                                                  1,331,895
--------------------------------------------------------------------------------------------------
Other                                                                                      495,044
--------------------------------------------------------------------------------------------------
Total expenses                                                                          40,665,238
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,182,126)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            39,483,112
--------------------------------------------------------------------------------------------------
Net investment loss                                                                    (30,033,138)
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5)
(including realized loss of $67,576,200 on sales of
investments in affiliated issuers)                                                    (297,209,612)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the year                             775,855,044
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                478,645,432
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $448,612,294
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                 Year ended July 31
                                                                                              ------------------------
                                                                                              1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                 $  (30,033,138)    $  (11,052,161)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               (297,209,612)       256,975,799
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                          775,855,044       (179,931,053)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   448,612,294         65,992,585
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
Class A                                                                               (126,228,370)      (100,559,484)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                (62,425,045)       (28,189,713)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                 (7,461,879)        (1,163,623)
----------------------------------------------------------------------------------------------------------------------
Class Y                                                                                 (5,475,224)                --
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    1,239,292,050      1,352,351,653
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         1,486,313,826      1,288,431,418

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    2,181,927,702        893,496,284
----------------------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $6,175 and $0, respectively)                                                $3,668,241,528     $2,181,927,702
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.80           $14.17           $10.15           $10.72            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (.12)(d)         (.08)(d)         (.07)            (.06)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.42             2.42             4.95              .69             2.87
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.30             2.34             4.88              .63             2.81
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                 (1.08)           (1.71)            (.86)           (1.20)           (1.14)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.08)           (1.71)            (.86)           (1.20)           (1.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $16.02           $14.80           $14.17           $10.15           $10.72
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment
return at net asset value (%)(a)                    16.33            17.12            51.32             4.83            32.93
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,271,206       $1,479,770         $730,188         $412,706         $364,400
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.16             1.11             1.14             1.16             1.26
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                            (.79)            (.53)            (.62)            (.97)            (.90)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             112.84           199.52           116.10            76.66           108.20
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                      $.0461
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

(*) Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 15, 1993+
operating performance                                                  Year ended July 31                          to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.41           $13.92           $10.06           $10.70           $10.80
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (.22)(d)         (.20)(d)         (.10)            (.07)            (.01)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.34             2.40             4.82              .63             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.12             2.20             4.72              .56             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                 (1.08)           (1.71)            (.86)           (1.20)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.08)           (1.71)            (.86)           (1.20)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.45           $14.41           $13.92           $10.06           $10.70
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment
return at net asset value (%)(a)                    15.49            16.37            50.13             4.15             (.92)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,116,849         $641,576         $160,197          $42,115             $455
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.91             1.89             1.90             1.94              .09 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (1.55)           (1.29)           (1.37)           (1.71)            (.09)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             112.84           199.52           116.10            76.66           108.20
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                      $.0461
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

(*) Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Dec. 2, 1994+
operating performance                                                                       Year ended             to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $14.66           $14.11           $11.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                    (.19)(d)         (.16)(d)         (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             2.39             2.42             3.92
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  2.20             2.26             3.87
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                                                   (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $15.78           $14.66           $14.11
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment
return at net asset value (%)(a)                                                      15.78            16.58            37.79 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $177,325          $60,432           $3,111
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                             1.66             1.68             1.10 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                             (1.30)           (1.06)            (.66)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               112.84           199.52           116.10
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0461
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

(*) Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Year   For the period
Per-share                                                                                              ended    July 12, 1996+
operating performance                                                                                 July 31      to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $14.81           $15.65
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                     (.09)(d)           --(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                              2.44             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   2.35             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                                                                    (1.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                    (1.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $16.08           $14.81
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment
return at net asset value (%)(a)                                                                       16.67            (5.37)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                      $102,862             $150
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                                               .91              .07 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                               (.53)            (.02)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                112.84           199.52
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                                         $.0461
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

(*) Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.






Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

Putnam OTC & Emerging Growth Fund, formerly Putnam OTC Emerging Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of emerging growth companies listed on securities exchanges. Prior to December 16, 1996, the fund's objective was to invest in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and Class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At July 31, 1997, the fund had a capital loss carryover of approximately $35,394,000 available to offset future net capital gain, if any, which will expire on July 31, 2005.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

This difference includes treatment of net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1997, the fund reclassified $30,026,963 to decrease accumulated net investment loss and $36,696,213 to decrease paid-in-capital, with a decrease to accumulated net realized losses on investments of $6,669,250. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter. Prior to November 20, 1996, any amount over $1.5 billion was based on 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1997, fund expenses were reduced by $1,182,126 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $3,310 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $2,377,540 and $102,706 from the sale of class A and class M shares, respectively and $1,844,603 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $99,187 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $4,194,248,989 and $3,096,868,477, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended
                                               July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     274,298,211   $4,041,789,135
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,111,312      117,046,198
------------------------------------------------------------
                                282,409,523    4,158,835,333
Shares
repurchased                    (240,605,584)  (3,529,210,130)
------------------------------------------------------------
Net increase                     41,803,939     $629,625,203
------------------------------------------------------------

                                                  Year ended
                                               July 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     152,200,446   $2,417,089,147
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,674,236       94,039,901
------------------------------------------------------------
                                158,874,682    2,511,129,048
Shares
repurchased                    (110,433,769)  (1,747,181,385)
------------------------------------------------------------
Net increase                     48,440,913     $763,947,663
------------------------------------------------------------

                                                  Year ended
                                               July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      58,586,365     $846,936,133
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,972,999       55,502,794
------------------------------------------------------------
                                 62,559,364      902,438,927
Shares
repurchased                     (34,785,967)    (495,363,581)
------------------------------------------------------------
Net increase                     27,773,397     $407,075,346
------------------------------------------------------------

                                                  Year ended
                                               July 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      47,342,283     $751,027,251
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,860,338       25,616,447
------------------------------------------------------------
                                 49,202,621      776,643,698
Shares
repurchased                     (16,184,011)    (251,940,378)
------------------------------------------------------------
Net increase                     33,018,610     $524,703,320
------------------------------------------------------------

                                                  Year ended
                                               July 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                      15,669,638     $227,790,748
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       503,305        7,172,101
------------------------------------------------------------
                                 16,172,943      234,962,849
Shares
repurchased                      (9,054,630)    (130,538,624)
------------------------------------------------------------
Net increase                      7,118,313     $104,424,225
------------------------------------------------------------

                                                  Year ended
                                               July 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,762,407      $93,574,709
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        80,826        1,155,720
------------------------------------------------------------
                                  5,843,233       94,730,429
Shares
repurchased                      (1,941,763)     (31,178,096)
------------------------------------------------------------
Net increase                      3,901,470      $63,552,333
------------------------------------------------------------

                                                  Year ended
                                               July 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,763,874     $116,857,479
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       378,646        5,475,224
------------------------------------------------------------
                                  8,142,520      122,332,703
Shares
repurchased                      (1,756,477)     (24,165,427)
------------------------------------------------------------
Net increase                      6,386,043      $98,167,276
------------------------------------------------------------

                                             For the Period
                                               July 12, 1996
                                              (commencement
                                            of operations) to
                                               July 31, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                          10,100         $148,418
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                     10,100          148,418
Shares
repurchased                              (5)             (81)
------------------------------------------------------------
Net increase                         10,095          148,337
------------------------------------------------------------



Note 5
Transactions with Affiliated Companies
Transactions during the period with companies in which the fund owns at least 5% of the voting securities were as follows:


                                      Purchase        Sales     Dividend     Market
Name of Affiliates                      cost          cost       Income      Value
--------------------------------------------------------------------------------------
  Actel Corp.                      $ 21,658,223  $ 21,658,223  $     --  $        --
  Advanced Lighting
   Technologies, Inc.                22,497,750            --        --   22,952,250
  American Disposal Services          3,140,076     2,260,376        --   12,325,000
  Aspect Development, Inc.           17,802,914    12,309,853        --   18,392,478
  Assisted Living Concepts, Inc.      6,970,544            --        --   12,562,950
  Benchmarq MicroElectronics, Inc.   15,028,296     4,185,712        --   11,191,500
  Bio-Vascular, Inc.                         --     7,678,714        --           --
 *Budget Group Inc.                  24,534,508            --        --   31,813,219
  Caribiner International, Inc.      34,359,040            --        --   48,668,004
  Carriage Services                  10,751,711    10,751,711        --           --
  CFM Technologies, Inc.             25,478,703    23,159,446        --    2,082,600
  Citrix Systems                     62,877,409    32,529,378        --   89,082,671
  Claremont Technology Group         17,735,531     6,346,910        --    8,280,600
  Clarify, Inc.                      48,177,175    59,597,273        --           --
  Coldwater Creek Inc.               15,462,349     3,658,589        --   18,125,800
  Computer Learning Centers, Inc.     8,230,806            --        --   22,261,875
  Computer Management Sciences       16,351,945     4,563,085        --   25,595,151
  Consolidated Cigar Holdings Inc.   15,487,906    15,487,906        --           --
  Cotellignet Group, Inc.            14,836,037       239,630        --   12,075,000
  Discreet Logic Inc.                27,214,463            --        --   40,816,738
  Education Management Corp.         21,185,142            --        --   26,139,586
  Encad Inc.                         25,484,764            --        --   24,660,370
  Fine Host Corp.                    19,949,659            --        --   24,287,725
**FIRSTPLUS Financial Group, Inc.    37,413,671       762,500        --   82,617,750
  Gadzooks, Inc.                     27,078,825    27,078,825        --           --
  Information Management
    Resources, Inc.                  24,330,653       341,600        --   25,151,250
  Mego Mortgage Corp.                12,396,180    12,396,180        --           --
  Metzler Group Inc.                 22,933,737       748,637        --   31,451,153
  Micrel Inc.                        24,158,179     5,164,348        --   33,757,500
  Midcom Communications, Inc.         6,656,873    17,410,250        --           --
  National Surgery Centers, Inc.      8,363,003       272,292        --   22,316,771
  Natural Microsystems                5,909,177     3,746,198        --   10,500,000
  NCS Healthcare Inc. Class A        10,209,301       577,965        --   15,880,191
  OneWave, Inc.                       2,489,850    15,094,990        --           --
  Parexel International Corp.        20,568,227     1,997,044        --   35,681,800
  Party City Corp.                    3,311,675     6,845,879        --           --
  Projects Software                  17,959,972    25,159,191        --           --
  Renaissance Solutions Inc.          7,822,835     1,367,598        --   23,513,636
  Sabratek Corp.                      2,200,310     7,480,289        --           --
  Southern Pacific Funding Corp.     23,844,546       135,320        --   21,584,350
  Splash Technology Holdings, Inc.   19,353,222     9,618,141        --   17,938,373
  Strayer Education, Inc.            14,275,080       149,503   178,844   31,916,250
  Superior Consultant
    Holdings Corp.                   15,308,029     9,760,730        --   10,039,248
  Technology Solutions, Co.          58,732,871     6,049,926        --   57,925,150
  Template Software, Inc.             4,141,800     4,141,800        --           --
  The North Face, Inc.               13,719,491            --        --   14,542,337
  Veeco Instruments, Inc.            16,001,932    16,001,932        --           --
  Viasoft Inc.                       29,420,737     6,320,161        --   60,641,752
  Whittman-Hart, Inc.                20,882,599     6,262,471        --   27,199,725
  Workgroup Technology Corp.                 --    15,348,959        --           --
--------------------------------------------------------------------------------------
    Totals                         $924,697,726  $404,659,535  $178,844 $973,970,753
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 *Formerly known as Team Rental Group, Inc.
**Formerly known as RAC Financial Group Inc.




Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund hereby designates $1.078 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) [for all share classes] as capital gain dividends for its taxable year ended July 31, 1997.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Michael J. Mufson
Vice President and Fund Manager

Steven L. Kirson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

35887-024/227/673.2BB    9/97